UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 18, 2023

DANAHER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Ave., NW
Suite 800W
Washington, DC	20037-1701
(Address of Principal Executive Offices)	(Zip code)

202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
1.700% Senior Notes due 2024	DHR 24	New York Stock Exchange
0.200% Senior Notes due 2026	DHR/26	New York Stock Exchange
2.100% Senior Notes due 2026	DHR 26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR/28	New York Stock Exchange
2.500% Senior Notes due 2030	DHR 30	New York Stock Exchange
0.750% Senior Notes due 2031	DHR/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR/49	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

USD Offering

On September 18, 2023, Veralto Corporation (“Veralto”), a wholly owned subsidiary of Danaher Corporation (the “Company”), issued $700,000,000 aggregate principal amount of 5.500% senior notes due 2026 (the “2026 Notes”), $700,000,000 aggregate principal amount of 5.350% senior notes due 2028 (the “2028 Notes”) and $700,000,000 aggregate principal amount of 5.450% senior notes due 2033 (the “2033 Notes” and, collectively with the 2026 Notes and the 2028 Notes, the “USD Notes”), to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.  The 2026 Notes will mature on September 18, 2026. The 2028 Notes will mature on September 18, 2028.  The 2033 Notes will mature on September 18, 2033.  Interest on the USD Notes will be paid semi-annually in arrears on March 18 and September 18 of each year, commencing on March 18, 2024.

The USD Notes were issued under an indenture dated as of September 18, 2023 (the “USD Indenture”) between Veralto and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Trustee”).

If the Separation (as defined below) has not been completed by March 29, 2024, Veralto will redeem the USD Notes at a price equal to 101% of the aggregate principal amount of the USD Notes, plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (as defined in the USD Indenture).

The Company has fully and unconditionally guaranteed the USD Notes (the “USD Guarantees”) pursuant to a guarantee agreement, dated as of September 18, 2023 (the “USD Guarantee Agreement”), in favor of the holders of the USD Notes and the Trustee.  The USD Guarantees will automatically and unconditionally terminate upon the completion of the planned separation of Veralto from the Company and the distribution of all of the shares of common stock of Veralto to the holders of common stock of the Company (other than fractional shares, which will be aggregated into whole shares and sold in the public market and the proceeds distributed to Company stockholders, and provided that certain benefit plans held or sponsored by the Company may hold shares of the Company and as a result, may receive and hold certain shares of Veralto immediately following the distribution) (the “Separation”).

The USD Guarantees are the general unsecured, unsubordinated obligations of the Company, equal in right of payment with all existing and any future unsecured and unsubordinated indebtedness of the Company, senior in right of payment to any existing and future indebtedness of the Company that is subordinated to the USD Guarantees, effectively subordinated in right of payment to any existing and future secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and any future indebtedness and any other liabilities of the Company’s subsidiaries (other than Veralto).

The above descriptions of the USD Indenture and the USD Guarantee Agreement are qualified in their entirety by reference to the USD Indenture and the USD Guarantee Agreement.  The USD Indenture and the USD Guarantee Agreement are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.

Euro Offering

On September 19, 2023, Veralto issued €500,000,000 aggregate principal amount of 4.150% senior notes due 2031 (the “Euro Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.  The Euro Notes will mature on September 19, 2031.  Interest on the Euro Notes will be paid annually in arrears on September 19 of each year, commencing on September 19, 2024.

The Euro Notes were issued under an indenture dated as of September 19, 2023 (the “Euro Indenture”) between Veralto and the Trustee.

If the Separation has not been completed by March 29, 2024, Veralto will redeem the Euro Notes at a price equal to 101% of the aggregate principal amount of the Euro Notes, plus accrued and unpaid interest, if any, to, but not including, the Special Mandatory Redemption Date (as defined in the Euro Indenture).

The Company has fully and unconditionally guaranteed the Euro Notes (the “Euro Guarantee”) pursuant to a guarantee agreement, dated as of September 19, 2023 (the “Euro Guarantee Agreement”), in favor of the holders of the Euro Notes and the Trustee.  The Euro Guarantee will automatically and unconditionally terminate upon the completion of the planned Separation.

The Euro Guarantee is the general unsecured, unsubordinated obligation of the Company, equal in right of payment with all existing and any future unsecured and unsubordinated indebtedness of the Company, senior in right of payment to any existing and future indebtedness of the Company that is subordinated to the Euro Guarantee, effectively subordinated in right of payment to any existing and future secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and any future indebtedness and any other liabilities of the Company’s subsidiaries (other than Veralto).

The above descriptions of the Euro Indenture and the Euro Guarantee Agreement are qualified in their entirety by reference to the Euro Indenture and the Euro Guarantee Agreement.  The Euro Indenture and the Euro Guarantee Agreement are filed as Exhibits 4.3 and 4.4 hereto, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
4.1	Indenture, dated as of September 18, 2023, between Veralto Corporation, as issuer, and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee.

4.2	Guarantee Agreement, dated as of September 18, 2023, made by Danaher Corporation.

4.3	Indenture, dated as of September 19, 2023, between Veralto Corporation, as issuer, and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee.

4.4	Guarantee Agreement, dated as of September 19, 2023, made by Danaher Corporation.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

	By:	/s/ James O’Reilly
	Name:	James O’Reilly
	Title:	Vice President and Deputy General Counsel

Date: September 19, 2023